SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 3, 2005

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29816	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Annual Incentive Plans

On February 3, 2005, Triad Hospitals, Inc. (the “Company”) adopted the Triad Hospitals, Inc. 2005 Annual Incentive Plan (the “2005 Plan”) which is intended to encourage superior performance and to assist the Company in attracting, retaining and motivating key personnel. The 2005 Plan provides for annual cash bonuses for eligible employees, including the Company’s executive officers. The Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”), which administers the 2005 Plan, will determine the employees eligible to participate in the 2005 Plan.

Bonuses under the 2005 Plan will be paid if a specified earnings per share (“EPS”) target for fiscal year 2005 is met. Bonuses for corporate officers and employees will be comprised of a base bonus calculated using a predetermined percentage of a participant’s salary and a supplemental bonus calculated using the amount by which the Company’s actual EPS exceeds the targeted EPS, which supplemental bonus will be capped when the Company’s actual EPS equals 120% of the targeted EPS. Bonuses for division officers and employees will be comprised of a base bonus calculated using a predetermined percentage of a participant’s salary and a supplemental bonus. The supplemental bonus will be calculated using (i) the amount by which the division’s actual earnings before interest, taxes, depreciation and amortization (“EBITDA”) exceeds a specified EBITDA target, and is subject to decrease if the division does not meet specified EBITDA, margin and cash accounts receivable targets, and will be capped at 150% of the participant’s base salary; or, if greater (ii) the supplemental bonus calculation used for corporate officers and employees.

Awards under the 2005 Plan will be payable as soon as practical following the end of fiscal year 2005. The Compensation Committee will have the final authority with respect to all awards made under the 2005 Plan and may consider recommendations to adjust performance criteria retroactively so as to avoid unwarranted penalties or unearned windfall.

A copy of the 2005 Plan is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

The Company adopted the Triad Hospitals, Inc. 2004 Annual Incentive Plan (the “2004 Plan”), effective January 1, 2004, to encourage superior performance and to assist the Company in attracting, retaining and motivating key personnel. The 2004 Plan provides for annual cash bonuses for eligible employees, including the Company’s executive officers. The Compensation Committee, which administers the 2004 Plan, determined the participants eligible to participate in the 2004 Plan.

Bonuses under the 2004 Plan will be paid if a specified EPS target for fiscal year 2004 is met. Bonuses for corporate officers and employees will be comprised of a base bonus calculated using a predetermined percentage of a participant’s salary and a supplemental bonus calculated using the amount by which the Company’s actual EPS exceeds the targeted EPS, which supplemental bonus will be capped when the Company’s actual EPS equals 120% of the targeted EPS. Bonuses for division officers and employees will be comprised of a base bonus calculated using a predetermined percentage of a participant’s salary and a supplemental bonus calculated using the amount by which the division’s actual EBITDA exceeds a specified EBITDA target, and is subject to decrease if the division does not meet specified EBITDA, margin and cash accounts receivable targets, and will be capped at 150% of the participant’s base salary. The Compensation Committee has the final authority with respect to all awards made under the 2004 Plan and may consider recommendations to adjust performance criteria retroactively so as to avoid unwarranted penalties or unearned windfall.

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The following bonuses under the 2004 Plan for the Company’s five most highly compensated executive officers (the “Named Executive Officers”) have been determined: James D. Shelton - $1,228,734, Michael J. Parsons - $283,882, Burke W. Whitman - $273,560, Daniel J. Moen - $263,709 and G. Wayne McAlister - $135,014. Awards under the 2004 Plan will be payable as soon as practical.

A copy of the 2004 Plan is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

1999 Long-Term Incentive Plan

On February 3, 2005, the Company granted nonqualified stock options to the following Named Executive Officers under the Triad Hospitals, Inc. 1999 Long-Term Incentive Plan (the “LTIP Plan”):

Name of Officer	Number of Shares	Exercise Price
Michael J. Parsons	70,000	$42.51
Burke W. Whitman	70,000	$42.51
Daniel J. Moen	70,000	$42.51
G. Wayne McAlister	30,000	$42.51

One-fourth of the grant will vest as of February 3, 2006, one-fourth of the grant will vest as of February 3, 2007, one-fourth of the grant will vest as of February 3, 2008 and one-fourth will vest as of February 3, 2009. The stock options granted have a term of 10 years and become immediately exercisable upon a change in control of the Company. A copy of the form of Nonqualified Stock Option Award Agreement used under the LTIP Plan is filed as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.

The LTIP Plan provides for the grant of stock options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, performance shares, phantom stock and dividend equivalent awards to eligible participants. Employees, officers, directors, consultants, advisors and other individual service providers of the Company and its subsidiaries are eligible to participate in the LTIP Plan. Participants will be selected from time to time by the Compensation Committee at its discretion. A copy of the LTIP Plan is filed as Exhibit 10.4 to this Form 8-K and incorporated herein by reference.

Increases to Annual Base Salary Levels

On February 3, 2005, the Company approved increases to the annual base salary levels of certain of the Company’s Named Executive Officers. The annual base salary levels of the following executive officers have been set as follows, effective February 27, 2005: Michael J. Parsons - $517,578, Burke W. Whitman - $498,759, Daniel J. Moen - $480,800 and G. Wayne McAlister - $366,985.

The Compensation Committee will make any determinations regarding the annual base salary of, and stock option grants to, the Company’s chief executive officer (“CEO”), James D. Shelton, following completion of the Board of Directors’ CEO evaluation process.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	Triad Hospitals, Inc. 2005 Annual Incentive Plan

10.2	Triad Hospitals, Inc. 2004 Annual Incentive Plan

10.3	Form of Triad Hospitals, Inc. Nonqualified Stock Option Agreement

10.4	Triad Hospitals, Inc. 1999 Long-Term Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Donald P. Fay
Donald P. Fay
Executive Vice President, Secretary and General Counsel

Date: February 7, 2005

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Triad Hospitals, Inc. 2005 Annual Incentive Plan

10.2	Triad Hospitals, Inc. 2004 Annual Incentive Plan

10.3	Form of Triad Hospitals, Inc. Nonqualified Stock Option Agreement

10.4	Triad Hospitals, Inc. 1999 Long-Term Incentive Plan